Exhibit 32.2

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Abington Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2007, (the “Report”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack J. Sandoski, Senior Vice President and Chief Financial Officer of Abington Bancorp, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Abington Bancorp.

/s/ Jack J. Sandoski
Jack J. Sandoski
Senior Vice President and Chief Financial Officer
June 25, 2007

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Abington Bancorp, Inc. and will be retained by Abington Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.